Exhibit 99.1

Reminder of ConnectOne, Bancorp of New Jersey Expected Merger Closing Date and Election Deadline

ENGLEWOOD CLIFFS, N.J., December 13, 2019 (GLOBE NEWSWIRE) -- ConnectOne Bancorp, Inc. (Nasdaq: CNOB) (the “Company” or “ConnectOne”) and Bancorp of New Jersey, Inc. (NYSEAM: BKJ) (“BKJ”) – As previously announced, the merger of BKJ with and into ConnectOne is expected to close on or about January 2, 2020. The deadline for holders of BKJ common stock and certain BKJ equity awards to elect the form of consideration they wish to receive in the merger is 5 p.m., EST, on December 30, 2019.

Election materials were mailed on November 29, 2019 to BKJ security holders. Questions regarding the election materials may be directed to the exchange agent, Broadridge Corporate Issuer Solutions, Inc., at (855) 793-5068.

Election Details

As previously announced, holders of BKJ common stock and certain BKJ equity awards may elect to receive, for each share of BKJ common stock, either (i) $16.25 in cash, (ii) 0.780 of a share of CNOB common stock (plus cash in lieu of any fractional shares of CNOB common stock to which such holder would otherwise be entitled), or (iii) a combination of cash and shares of CNOB common stock. The cash and stock elections will be subject to allocation and proration procedures, which are described in the election materials, the Joint Proxy Statement/Prospectus, dated October 18, 2019, and in the Agreement and Plan of Merger, dated as of August 15, 2019, by and among ConnectOne and BKJ (the “merger agreement”). The allocation and proration provisions in the merger agreement are designed to ensure that, on an aggregate basis, approximately 80 percent of the shares of BKJ common stock outstanding immediately prior to the completion of the merger will be exchanged for CNOB common stock, and approximately 20 percent of the shares of BKJ common stock outstanding immediately prior to the completion of the merger will be exchanged for cash. A complete description of the allocation and proration procedures is included in the Joint Proxy Statement/Prospectus, which was previously provided to equity holders of BKJ in connection with BKJ’s special meeting of shareholders. Equity holders should carefully review the section of the Joint Proxy Statement/Prospectus entitled “Merger Consideration.”

As further described in the election materials, to make a valid election, a properly completed election form and letter of transmittal and any BKJ stock certificate(s), together with any other required documents described in the election materials, must be received by Broadridge Corporate Issuer Solutions, Inc., the exchange agent for the transaction, prior to the election deadline. BKJ security holders should carefully read the Joint Proxy Statement/Prospectus, the merger agreement and all the election materials provided to them before making their elections.

Any security holders who do not make a proper election by the election deadline will have their shares of BKJ common stock or equity awards exchanged for cash, shares of CNOB common stock, or a combination of cash and shares of CNOB common stock, depending on the valid elections of other BKJ security holders in accordance with the allocation and proration procedures in the merger agreement.

BKJ security holders who have election procedure questions or wish to obtain copies of the election materials may contact Broadridge Corporate Issuer Solutions, Inc., at (855) 793-5068.

About ConnectOne Bancorp, Inc.

ConnectOne Bancorp, Inc., through its subsidiary, ConnectOne Bank offers a full suite of both commercial and consumer banking and lending products and services through its 29 banking offices located in New York and New Jersey. ConnectOne Bancorp, Inc. is traded on the Nasdaq Global Market under the trading symbol “CNOB,” and information about ConnectOne may be found at https://www.connectonebank.com.

About Bancorp of New Jersey, Inc.

Founded in 2006, Bancorp of New Jersey, Inc. is the holding company for Bank of New Jersey, which provides traditional commercial and consumer banking products and services. The Bank of New Jersey’s corporate office is in Englewood Cliffs and the Bank of New Jersey currently operates out of 9 branch offices located in Fort Lee, Hackensack, Haworth, Englewood Cliffs, Englewood, Cliffside Park, and Woodcliff Lake. For more information about Bank of New Jersey and its products and services, please visit http://www.BKJ.net.

Important Information About the Merger

In connection with the proposed merger with BKJ, the Company filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (file no. 333-233991) registering the shares of the Company’s common stock to be issued in connection with the merger. The registration statement includes a joint proxy statement/prospectus of BKJ and the Company which was sent to the shareholders of BKJ and the Company seeking their respective approval of the proposed transaction.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION BECAUSE THESE DOCUMENTS DO AND WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, BKJ AND THE PROPOSED TRANSACTION.

A free copy of these documents, as well as other filings containing information about the Company and BKJ, may be obtained at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from the Company at the “Investor Relations” section of the Company’s web site at www.connectonebank.com or from BKJ at the “Investor Relations” section of BKJ’s website at www.bonj.net. Copies of the joint proxy statement/prospectus can also be obtained, free of charge, by directing a request to ConnectOne Bancorp, Inc., 301 Sylvan Avenue, Englewood Cliffs, New Jersey 07632, Attention: Laura Criscione, Corporate Secretary or to Bancorp of New Jersey, Inc., 1365 Palisade Ave, Fort Lee, New Jersey 07024, Attention: Corporate Secretary.

Forward-Looking Statements

All non-historical statements in this communication (including, without limitation, statements regarding the timing of the closing of the merger) constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words such as "believe," "expect," "anticipate," "intend," "target," "estimate," "continue," "positions," "prospects" or "potential," by future conditional verbs such as "will," "would," "should," "could" or "may", or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made. Except to the extent required by applicable law or regulation, ConnectOne and BKJ assume no duty to update forward-looking statements. In addition to factors previously disclosed in ConnectOne’s and BKJ’s reports filed with the SEC, the following factors, among others, could cause actual results to differ materially from forward-looking statements: ability to meet closing conditions to the acquisition; delay in closing the acquisition; difficulties and delays in integrating BKJ’s business or fully realizing cost savings and other benefits; business disruption following the proposed transaction; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; changes in ConnectOne’s stock price before closing, including as a result of the financial performance of BKJ prior to closing; the reaction to the transaction of the companies' clients, customers, employees and counterparties; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms. Further information regarding the ConnectOne, BKJ and factors which could affect the forward-looking statements contained herein can be found in ConnectOne’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and its other filings with the SEC, and in BKJ’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and its other filings with the SEC.

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